ASSIGNMENT AND PLEDGE AGREEMENT

         ASSIGNMENT AND PLEDGE AGREEMENT, dated as of December 11, 1996, made by each of the undersigned partners (hereinafter referred to individually as an "Assignor" and collectively as "Assignors") of JUPITER RADIO PARTNERS, a Florida general partnership ("Borrower") in favor of AMERICAN RADIO SYSTEMS CORPORATION, a Delaware corporation ("Lender").


                              W I T N E S S E T H:


         WHEREAS, Assignors are all of the general partners of Borrower pursuant to that certain Partnership Agreement of Jupiter Radio Partners dated as of March 30, 1994 by and between Assignors (said Partnership Agreement as amended, supplemented or modified from time to time, the "Partnership Agreement");

         WHEREAS,   Lender  and   Borrower   have   entered  into  that  certain
Construction Loan Agreement dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "Loan Agreement"; capitalized terms which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement), which provides for, among other things, the extending of credit and other financial accommodation by Lender to Borrower pursuant to the terms and conditions of the Loan Agreement and the other agreements or arrangements entered into in connection therewith (any extension of credit or other financial condition being referred to herein as a "Loan" and any writing evidencing, supporting or securing a Loan being a "Loan Document");

         WHEREAS, as the partners of Borrower, the making of Loans accrues to the benefit of Assignors;

         WHEREAS, it is a condition precedent to the Loan Agreement that Borrower secure the obligations of Borrower under the Loan Agreement pursuant to the terms and conditions of that certain Security Agreement dated as of the date hereof in favor of Lender (as the same may be amended, supplemented or modified from time to time, the "Security Agreement"); and

         WHEREAS, it is a further condition precedent to the Loan Agreement that Assignors secure the obligations of Borrower under the Loan Agreement pursuant to the terms and conditions set forth herein in this Agreement (as the same may be amended, supplemented or modified from time to time);

         NOW, THEREFORE, in order to secure the obligations of Borrower to Lender under the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors hereby agree as follows:

                              ARTICLE 1 THE PLEDGE.

         Section 1.01 Pledge. Subject to the terms and conditions of this Agreement, Assignors hereby pledge, assign and transfer to Lender and grant to Lender a Lien (as hereinafter defined) on, the following (the "Pledged Collateral"):

                  (a) all of Assignors' right, title and interest as the partners in and to Borrower, and all rights, title and interest of Assignors or Borrower in, to and under the Partnership Agreement, and all distributions, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of Assignors' interest in and to Borrower and the Partnership Agreement; and

                  (b) all additional interest(s) in Borrower which may from time to time be acquired by Assignors in any manner, and the certificates representing such additional interest(s), if any, and all distributions, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interest(s).

         Section 1.02 Security for Obligations. This Agreement secures the prompt payment when due (whether at maturity, by acceleration or otherwise) of all obligations of Borrower now or hereafter existing under the Loan Agreement and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such obligations being referred to herein as the "Obligations").

         Section 1.03 Continuing Agreement. This Agreement shall create a continuing Lien on the Pledged Collateral and shall remain in full force and effect until indefeasible payment in full of the Obligations. Upon the indefeasible payment in full of the Obligations, Assignors shall be entitled to the return, upon their request and at their expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         Section 1.04 Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) Assignors shall remain liable under the Partnership Agreement to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release Assignors from any of their duties or obligations under the Partnership Agreement, and (c) except as expressly provided herein, Lender shall not have any obligation or liability under the Partnership Agreement by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Assignor or Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 1.05 Security Interest Absolute. All rights and Liens of Lender hereunder, and all obligations of Assignors hereunder, shall be absolute and unconditional irrespective of any defenses whatsoever available to Borrower or Assignors, including, but not limited to, the following:

                  (a) any extension of credit by Lender to or for the account of Borrower other than under the Loan Agreement, the Note or any other Loan Document;

                  (b)  any  lack  of  validity  or  enforceability  of any  Loan
         Document;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

                  (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                  (e) any law, regulation or order of any jurisdiction affecting or purporting to affect any term of any Obligation or any Loan Document or Lender's rights with respect thereto.

                    ARTICLE 2 REPRESENTATIONS AND WARRANTIES.

         Assignors, jointly and severally, represent and warrant to Lender as follows:

         Section 2.01 Interest.  Etc. (a) Assignors' interests,  as set forth on
Schedule 2.01 hereof, in and to the Pledged Collateral is fully vested. Borrower is a partnership, duly organized, validly existing and in good standing under the laws of the State of Florida. Assignors are all general partners of Borrower and there are no partners of Borrower other than Assignors. Each Assignor to the Partnership Agreement is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, as set forth in
Schedule 2.01 herein. Each Assignor to the Partnership Agreement has the corporate power and authority to conduct all of the activities conducted by it and to own or lease all of the assets owned or leased by it.

              (b) Each Assignor to the Partnership Agreement has the corporate power, authority and legal capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to take all other actions required to be taken by it pursuant to the provisions hereof.

              (c) The execution, delivery and performance of the Agreement and the other Loan Documents executed and delivered by each Assignor have been duly authorized by all necessary corporate action on the part of each Assignor. This Agreement and the other Loan Documents executed and delivered by each Assignor have been duly executed and delivered by each Assignor and constitute the legal, valid and binding obligation of each Assignor, enforceable against each Assignor in accordance with its terms.

              (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby by each Assignor will (with or without the giving of notice thereof, the lapse of time or both): (i) conflict with any provision of such Assignor's Certificate of Incorporation or By-Laws; (ii) conflict with, result in a breach of, or constitute a default under, any law, judgment, order, ordinance, decree, rule, regulation or ruling of any court or governmental instrumentality which is applicable to any Assignor; (iii) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license or permit to which any Assignor is a party or by which it may be bound; or (iv) create any Lien upon the Pledged Collateral, except for the Lien created by this Agreement.

         Section  2.02  Ownership  and  Liens.   Assignors  are  the  legal  and
beneficial owners of the Pledged Collateral free and clear of any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the of the foregoing (collectively a "Lien"), except for the Lien created by this Agreement.

         Section 2.03 Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority Lien on the Pledged Collateral, securing the payment of the Obligations.

         Section 2.04 No Authorization Required. Except for any necessary prior consent of, and filing with, the Federal Communications Commission ("FCC"), no other authorization, approval, or other action by, and no notice to or filing with, any other governmental authority or any other regulatory body is required, either (a) for the pledge by Assignors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Assignors, or (b) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally). Notwithstanding anything to the contrary, including, without limitation, the provisions of Article VI of the Partnership Agreement, no other consent of the partners of Borrower is required for the execution, delivery and performance by Assignors of this Agreement.

                              ARTICLE 3 COVENANTS.

         Section 3.01 Further Assurances. Assignors agree that at any time and from time to time, at the expense of Assignors, Assignors will promptly execute and deliver all further instruments and documents, including, without limitation, the execution and delivery of any applications or related documents necessary to obtain FCC authorization, and take all further action, that may be necessary or that Lender may reasonably request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         Section 3.02 Transfers and Other Liens. Assignors agree that they will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien in favor of Lender under this Agreement.

                                ARTICLE 4 LENDER.

         Section 4.01 Lender Appointed Attorney-in-Fact. Assignors hereby irrevocably appoint Lender as Assignors' attorney-in-fact, with full authority in the place and stead of Assignors (and each of them) and in the name of Assignors (and each of them) or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to Assignors (or any of them) representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         Section 4.02 Lender May Perform. If Assignors fail to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Assignors under Section 6.02 hereof.

         Section 4.03 Reasonable Care. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession, if any, if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own similar property, it being understood that Lender shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any

Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.


                               ARTICLE 5 DEFAULT.

         Section 5.01 Voting Rights; Dividends; Etc. (a) So long as no Default or Event of Default shall have occurred and be continuing:

                  (i) Assignors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that Assignors shall not exercise or shall refrain from exercising any such right if, in Lender's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and, provided, further, that Assignors shall give Lender at least 10 days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                  (ii) Assignors shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all (A) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,
         (B) distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to Lender to hold as, Pledged Collateral and shall, if received by Assignors, be received in trust for the benefit of Lender, be segregated from the other property or funds of Assignors, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (b) Upon the occurrence and during the continuance of a Default or Event of Default, subject to and following any required FCC consent:

                  (i) All rights of Assignors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) and to receive the dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to

         Section 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                  (ii) All distributions and other payments which are received by Assignors contrary to the provisions of paragraph (i) of this
         Section 5.01(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Assignors and shall be forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

         Section 5.02 Remedies upon Default. If any Event of Default shall have occurred and be continuing, subject to the grant of any required FCC consents:

                  (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the State of Florida at that time, and Lender may also, without notice except as specified below, but subject to the provisions of Article VI of the Partnership Agreement, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Assignors agree that, to the extent notice of sale shall be required by law and that the provisions of Article VI of the Partnership Agreement are waived, then at least 10 days' prior notice to Assignors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale or collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 6.02) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to

         Assignors or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) Assignors and Borrower agree to execute any application and all related documents as Lender may reasonably request to obtain authorization for the assignment of any licenses, or transfer of control of the Borrower pursuant to the rules and regulations of the FCC upon the occurrence of an Event of Default.


                            ARTICLE 6 MISCELLANEOUS.

         Section 6.01 Amendments. Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Assignors herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.02 Expenses Indemnification Etc. Assignors shall indemnify Lender for all reasonable costs, expenses, and charges (including without limitation, reasonable fees and charges of legal counsel for Lender) incurred by Lender in connection with the enforcement of this Agreement, including without limitation, any expenses incurred in connection with assembling, collecting, maintaining, preserving or protecting the Pledged Collateral. Subject to the limitations set forth in Section 7.3(b) of the Loan Agreement, Assignors and Borrower agree to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct. The obligations of Assignors and Borrower under this Section shall survive the termination of this Agreement.

         Section 6.03 Notices. Unless the party to be notified otherwise notifies the other party in writing, notices shall be given in accordance with the provisions of the Loan Agreement. All notices to an individual Assignor shall be sent in accordance with the notice provisions in the Loan Agreement for Borrower.

         Section 6.04 Transfer of Loan Documents. This Agreement shall (a) be binding upon Assignors, their successors and permitted assigns, and (b) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), Lender may assign or otherwise transfer the Loan Documents, or grant participations therein held by any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Assignors shall have no right whatsoever to assign or otherwise transfer the Loan Documents.

         Section 6.05 GOVERNING LAW JURISDICTION; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA. UNLESS OTHERWISE DEFINED HEREIN OR IN THE LOAN AGREEMENT, TERMS DEFINED IN ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE IN THE STATE OF FLORIDA ARE USED HEREIN AS THEREIN DEFINED.

         Section 6.06 No Partnership Relationship. Notwithstanding anything to the contrary, until such time, if any, as Lender shall exercise its rights and remedies under Article 5 hereof, nothing contained herein or elsewhere shall (a) be construed as creating any partnership or joint venture or other like arrangement or relationship between Lender on the one hand and Assignors on the other hand, and (b) Lender shall have no obligations or duties whatsoever under the Partnership Agreement or as a general partner of Borrower by virtue of the execution and delivery of this Agreement.

         Section 6.07 Partnership Agreement. For so long as this Agreement shall remain in effect, Assignors agree that they shall not amend, waive or modify, or cause to be amended, waived or modified, any term, condition or provision of the Partnership Agreement without the consent of Lender, which consent shall not be unreasonably withheld or delayed.

         Section 6.08 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

         IN WITNESS WHEREOF, Each Assignor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             INTERMART BROADCASTING OF
                                             PALM BEACH, INC.


                                             By: /s/ Patricia S. Dahlin
                                                Name: Patricia S. Dahlin
                                                Title: Vice President


                                             JUPITER RADIO BROADCASTING, INC.


                                             By: /s/ Michael M. Tuchman
                                                Name: Michael M. Tuchman
                                                Title: President


                                             SUN OVER JUPITER BROADCASTING, INC.


                                             By: /s/ George Edward Pine
                                                Name: George Edward Pine
                                                Title: President

                                                            Schedule 2.01



                             Jupiter Radio Partners


                                    State of                  Percentage
Name of Partner                     Incorporation             Interest
---------------                     -------------             ----------

1. Jupiter Radio
   Broadcasting, Inc.               Florida                   33.3333%

2. Sun Over Jupiter
   Broadcasting, Inc.               Delaware                  33.3333%

3. *InterMart Broadcasting
    of Palm Beach, Inc.             Florida                   33.3333%
















*  Serves as the Managing General Partner of the Partnership.

                                       11